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                                                                               .
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                                                                               .
                                                                    EXHIBIT 5(b)

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[PRUDENTIAL FINANCIAL LOGO]                                                                          STRATEGIC PARTNERS(SM) ADVISOR

                                                                                                       VARIABLE ANNUITY APPLICATION
                       PRUCO LIFE INSURANCE COMPANY,
                       a Prudential Financial company                                    Flexible Payment Variable Deferred Annuity
-----------------------------------------------------------------------------------------------------------------------------------
[ ]                    On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
                       Company, a Prudential company.

 1  CONTRACT           Contract number (if any)
    OWNER                                         -----------------------
    INFORMATION
                       [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other

                       TRUST: [ ] Grantor  [ ] Revocable  [ ] Irrevocable   TRUST DATE (mo., day, year)
                                                                                                        ---------------------------
                       Name of owner (first, middle initial, last name)

                       ------------------------------------------------------------------------------------------------------------
                       Street                                                                                           Apt.

                       ------------------------------------------------------------------------------------------------------------
                       City                                   State                        ZIP code

                       -----------------------------   -------------------------------     ----------------------------------------
                       Social Security number/EIN       Date of birth (mo., day, year)     Telephone number
                                                                                                      -
                       -----------------------------   -------------------------------     ----------------------------------------

                       [ ] Female    [ ] U.S. citizen      [ ] I am not a U.S. citizen or resident alien. I am a citizen of

                       [ ] Male      [ ] Resident alien        --------------------------------------------------------------------

                       If a corporation or trust is indicated above, please check the following as it applies.

                       [ ] Tax-exempt entity under IRS Code 501   [ ] Trust acting as agent for an individual under IRS Code 72(u)
-----------------------------------------------------------------------------------------------------------------------------------
 2  JOINT              The joint owner can only be the owner's spouse and must be listed as the primary beneficiary.
    OWNER
    INFORMATION        Name of joint owner (first, middle initial, last name)
    (if any)
    Do not             ------------------------------------------------------------------------------------------------------------
    complete if        Street (Leave address blank if same as owner.)                                                   Apt.
    you are
    opening            ------------------------------------------------------------------------------------------------------------
    an IRA.            City                                   State                        ZIP code

                       -----------------------------   -------------------------------     ----------------------------------------
                       Social Security number/EIN       Date of birth (mo., day, year)     Telephone number
                                                                                                      -
                       -----------------------------   -------------------------------     ----------------------------------------

                       [ ] Female    [ ] U.S. citizen      [ ] I am not a U.S. citizen or resident alien. I am a citizen of

                       [ ] Male      [ ] Resident alien        --------------------------------------------------------------------
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 3  ANNUITANT          This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
    INFORMATION        corporation.
    (if different
    than the           Name of annuitant (first, middle initial, last name)
    owner)
                       ------------------------------------------------------------------------------------------------------------
                       Street (Leave address blank if same as owner.)                                                   Apt.

                       ------------------------------------------------------------------------------------------------------------
                       City                                   State                        ZIP code

                       -----------------------------   -------------------------------     ----------------------------------------
                       Social Security number/EIN       Date of birth (mo., day, year)     Telephone number
                                                                                                      -
                       -----------------------------   -------------------------------     ----------------------------------------

                       [ ] Female    [ ] U.S. citizen      [ ] I am not a U.S. citizen or resident alien. I am a citizen of

                       [ ] Male      [ ] Resident alien        --------------------------------------------------------------------
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Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014
                                                                                                                ORD99690 Ed. 1/2004
ORD 99690                                                  Page 1 of 6                             SPADVISOR Kit order no: ORD01020
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 4  CO-ANNUITANT       Name of co-annuitant (first, middle initial, last name)
    INFORMATION
    (if any)           ------------------------------------------------------------------------------------------------------------
    Do not             Social Security number/EIN     Date of birth (mo., day, year)         Telephone number
    complete if you
    are opening        -----------------------------   -------------------------------     ----------------------------------------
    an IRA.
                       [ ] Female    [ ] U.S. citizen      [ ] I am not a U.S. citizen or resident alien. I am a citizen of

                       [ ] Male      [ ] Resident alien        --------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5  BENEFICIARY        [X] PRIMARY CLASS
    INFORMATION        Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
    (Please add
    additional         ------------------------------------------------------------------------------------------------------------
    beneficiaries      TRUST: [ ] Revocable  [ ] Irrevocable         Trust date (mo., day, year)
    in section 16.)                                                                             -----------------------------------
                       Beneficiary's relationship to owner
                                                          ----------------------------------------------
                       CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                       Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                       ------------------------------------------------------------------------------------------------------------
                       TRUST: [ ] Revocable [ ] Irrevocable          Trust date (mo., day, year)
                                                                                                -----------------------------------
                       Beneficiary's relationship to owner
                                                          ----------------------------------------------
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 6  DEATH              Check one of the following two Death Benefit options.
    BENEFIT
                       [ ] Basic Death Benefit.
                       [ ] Enhanced Death Benefit (Roll-Up and an annual Step-Up).

-----------------------------------------------------------------------------------------------------------------------------------
 7  TYPE OF            PLAN TYPE. Check only one:
    PLAN AND
    SOURCE OF          [ ] Non-qualified [ ] Traditional IRA  [ ] Roth IRA/Custodial [ ] Custodial Account (PSI only)
    FUNDS
    (minimum of        ------------------------------------------------------------------------------------------------------------
    $10,000)           SOURCE OF FUNDS. Check all that apply:

                       [ ] Total amount of the check(s) included with this
                           application. (Make checks payable to Prudential.)     $       ,          ,      .
                                                                                  ----------------------------------
                       [ ] IRA Rollover                                          $       ,          ,      .
                                                                                  ----------------------------------
                       If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                       $       ,         .           Year                   $     ,         .      Year
                                                                             ---------------------------------------
                       [ ] 1035 Exchange (non-qualified only), estimated amount: $       ,          ,      .
                                                                                  ----------------------------------
                       [ ] IRA Transfer (qualified), estimated amount:           $       ,          ,      .
                                                                                  ----------------------------------
                       [ ] Direct Rollover (qualified), estimated amount:        $       ,          ,      .
                                                                                  ----------------------------------
                       [ ] Roth Conversion IRA, establishment date:*
                                                                                 -----------------------------------
                                                                                  month   day    year

                              * This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

                       A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
                       REPORTED TO THE INTERNAL REVENUE SERVICE.

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ORD 99690                                                 Page 2 of 6                                                    Ed. 1/2004
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 8  PURCHASE           Please write in the percentage of your payment that you want to allocate to the following options. The
    PAYMENT            total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL
    ALLOCATION(S)      THE CHANGES.

                                              OPTION                                                               OPTION
VARIABLE INVESTMENT OPTIONS                   CODES         %    VARIABLE INVESTMENT OPTIONS (continued)           CODES      %
----------------------------------------      ------       ---   -------------------------------------------       ------   ------
Prudential Equity Portfolio                   STOCK              SP Deutsche International Equity Portfolio        DEUEQ
Prudential Global Portfolio                   GLEQ               SP Growth Asset Allocation Portfolio              GRWAL
Prudential Jennison Portfolio                 GROWTH             SP INVESCO Small Company Growth Portfolio         VIFSG
Prudential Money Market Portfolio             MMKT               SP Jennison International Growth Portfolio        JENIN
Prudential Stock Index Portfolio              STIX               SP Large Cap Value Portfolio                      LRCAP
Prudential Value Portfolio                    HIDV               SP MFS Capital Opportunities Portfolio            MFSCO
SP Aggressive Growth Asset
Allocation Portfolio                          AGGGW              SP Mid Cap Growth Portfolio                       MFSMC
SP AIM Aggressive Growth Portfolio            AIMAG              SP PIMCO High Yield Portfolio                     HIHLD
SP AIM Core Equity Portfolio                  AIMCEP             SP PIMCO Total Return Portfolio                   RETRN
SP Alliance Large Cap Growth Portfolio        LARCP              SP Prudential U.S. Emerging Growth Portfolio      EMRGW
SP Technology Portfolio                       ALLTC              SP Goldman Sachs Small Cap Value Portfolio        SMDVL
SP Balanced Asset Allocation Portfolio        BALAN              SP Strategic Partners Focus Growth Portfolio      STRPR
SP Conservative Asset                                            Janus Aspen Series Growth Portfolio-
Allocation Portfolio                          CONSB              Service Shares                                    JANSR
SP Davis Value Portfolio                      VALUE              TOTAL                                                        100%

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 9  DOLLAR COST        [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.
    AVERAGING
    PROGRAM                TRANSFER FROM:

                           Option code:              M M K T       $       ,          ,       .          OR      %
                                        --------------------        ---------------------------------        ----

                           TRANSFER FREQUENCY:    [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

                           TRANSFER TO:

                           The total of the two columns must equal 100 percent.

                           OPTION CODE        PERCENT            OPTION CODE                PERCENT
                                                           %                                             %
                           --------------     -------------      ------------------         -------------
                                                           %                                             %
                           --------------     -------------      ------------------         -------------
                                                           %                                             %
                           --------------     -------------      ------------------         -------------

                       I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.


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ORD 99690                          Page 3 of 6                        Ed. 1/2004


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10 AUTO-            [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix
   REBALANCING          automatically adjusted as allocated in section 8 under my variable investment options.

                        Adjust my portfolio:    [ ] Annually    [ ] Semiannually    [ ] Quarterly     [ ] Monthly

                        Please specify the start date if different than the contract date:
                                                                                             -----   ---  ----
                                                                                             month   day  year
-----------------------------------------------------------------------------------------------------------------------------------
11 TELEPHONE        We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to
   TRANSFERS        extend authority as follows.

                    [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered
                        Investment Advisor.
-----------------------------------------------------------------------------------------------------------------------------------
12 AGGREGATION      [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar
   (non-qualified       year.
   annuities only)
                        Contract number
                                       ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
13 REPLACEMENT      THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional       Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   comments in
   section 16.)     [ ] Yes     [ ] No

                    If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                    Company name

                    ---------------------------------------------------------------------------------------------------------------

                    Policy or contract number                Year of issue (mo., day, year)      Name of plan (if applicable)

                    --------------------------               ----   ----   -------               -------------------------------

                    THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                    Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                    [ ]  Yes      [ ] No
------------------------------------------------------------------------------------------------------------------------------------
14 SIGNATURE(S)     If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                    No representative can make or change a contract or waive any of the rights.

                    I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                    [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                    [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                    [ ] Check here to request a Statement of Additional Information.

                    Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.
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                                                                     (continued)
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ORD 99690                          Page 4 of 6                       Ed. 1/2004


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14 SIGNATURE(S)     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the
   (continued)      purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                    COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

                    NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                    MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN
                    WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                    I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                    By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es)
                    the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                    OWNER'S TAX CERTIFICATION
                    ---------------------------------------------------------------------------------------------------------------
                    Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue
                    Service that I am subject to backup withholding due to underreporting of interest or dividends.
                    ---------------------------------------------------------------------------------------------------------------
                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                   DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                    ---------------------------------------------------------------------------------------------------------------

                    We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                    I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.


                    X
                      -------------------------------------------------------                        ----- ---   ------
                      Contract owner's signature and date                                            month day    year


                    X
                      -------------------------------------------------------                        ----- ---   ------
                      Joint owner's signature (if applicable) and date                               month day    year


                    X
                      -------------------------------------------------------                        ----- ---   ------
                      Annuitant's signature (if applicable) and date                                 month day    year


                    X
                      -------------------------------------------------------                        ----- ---   ------
                      Co-annuitant's signature (if applicable) and date                              month day    year


                      -------------------------------------------------------
                      Signed at (city, state)
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ORD 99690 New York              Page 5 of 6                          Ed. 1/2004

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15 REPRESEN-        This application is submitted in the belief that the purchase of this contract is appropriate for the applicant
   TATIVE'S         based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the
   SIGNATURE(S)     owner concerning the owner's overall financial situation, needs, and investment objectives.

                    The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.



                     -------------------------------------------------------                        --------------------------
                     Representative's name (Please print)                                           Rep's contract/FA number

                    X
                     -------------------------------------------------------                        ----- ---   ------
                     Representative's signature and date                                            month day    year


                     -------------------------------------------------------                        --------------------------
                     Second representative's name (Please print)                                    Rep's contract/FA number

                    X
                     -------------------------------------------------------                        ----- ---   ------
                     Second representative's signature and date                                     month day    year


                     -------------------------------------------------------                --------   -------    -----------
                     Branch/field office name and code                                      Representative's telephone number


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16 ADDITIONAL
   REMARKS              ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------


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                        STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER                     OVERNIGHT  PRUDENTIAL ANNUITY SERVICE CENTER
                        MAIL TO:  PO BOX 7590                                           MAIL TO:   2101 WELSH ROAD
                                  PHILADELPHIA, PA 19101                                           DRESHER, PA 19025

                        If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday
                        through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
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ORD 99690                     Page 6 of 6                          Ed. 1/2004